May 1, 2001

DEAR FELLOW SHAREHOLDERS:

The stock market moved into bear market territory in the first quarter of 2001. A bear market is typically defined as at least a 20% decline from the market high. Through April 4th, the NASDAQ Composite was down nearly 70% from its March-2000 high. This represents the largest NASDAQ decline ever, surpassing the bear market decline of 1973-1974. Other indexes were not down as much, but still touched bear market territory.

The market posted solid gains during the month of April, but it may still be too early to declare the 2000-2001 bear market dead. The bottoming process has been a painful and gut-wrenching experience. During this decline, many investors have been tricked more than once into thinking that the market had bottomed, only to see it settle at a new low.

A MIRROR IMAGE

Think back to just over a year ago when the markets were hitting new highs at a very rapid rate. The picture was a mirror image of what it is now. Investors then were feeling like the market would continue to go upward forever. Companies were seeing huge demand and were expanding to meet that demand. Sell-side analysts were upgrading ratings and estimates on stocks that had already climbed 50%, 100% or more. As easy as it was for those with the crystal balls to be positive a year ago, it is just as easy to be negative in the current environment.

When things are good, confidence is very high and investors feel there is no way stocks can retreat. When things are bad, investors feel there is no way stocks can rally. The market generally rises higher than fundamentals warrant -- and when it corrects, it generally declines more than fundamentals warrant. Both represent unsustainable extremes. Neither event can be timed. What we have been experiencing is the very painful transition from "irrational exuberance" to "irrational pessimism."

TECHNOLOGY

It is obvious by the dramatic decline in the NASDAQ relative to other indexes that technology stocks have been the biggest decliners in this bear market. Again, it is the mirror image of what happened on the way up. Plain and simple, tremendous excesses were created in the system in late-1999 and early-2000 with both Y2K and the dot.com bubble being meaningful contributors. Excesses were created in stock prices, investor wealth and confidence, and even economic growth. These excesses have had to be painfully purged from the system, and it has been one heck of a sobering up period.

Recently, we have been experiencing a "buyers' strike" in technology as corporations have slowed or stopped spending due to economic uncertainty. Many of our companies tell us that their customers' interest has not disappeared, but the problem lies in closure. Capital spending may not return to the growth rates seen in 1999 and 2000, but we will eventually see an improvement in demand and a willingness on the part of companies to return to more historic levels of spending. In our opinion, it is not a matter of if, but when.

Technology is not dead. We believe that, over the years, technology has evolved from "nice to have" to "must have" items. Particularly in a period of slower economic growth, companies need to continue spending on technology in order to improve productivity and efficiency and to gain competitive advantage. However, in a period of tremendous uncertainty and near zero visibility, it is very easy for paralysis to set in. As visibility begins to improve, we believe technology projects will be among the first to be funded because they generally offer the best return on investment -- they effectively drive better sales and customer satisfaction and/or drive down costs.

It is not often that we rely on newspaper editorial pages for pearls of wisdom, but we recently ran across something in The Wall Street Journal dated March 29,

2001, that we believe speaks volumes about where we may be currently in the technology revolution. Alvin and Heidi Toffler, founders of Toffler Associates, wrote that "revolutions, by definition, are marked by surprises, reversals, upsets, wildly volatile swings, and a heightened role for chance. ... To imagine that the new economy is over is the equivalent of thinking, in the early 1800s, that the industrial revolution was over because textile manufacturers were going broke in Manchester."

The news coming out of the first-quarter earnings period was not pleasant for investors, but we will get past this and benefit from easier earnings comparisons beginning in the second half of this year. Our recent experience following the Asian Financial Crisis taught us that time is a great healer and the turning of the calendar's pages dramatically changes the context for investment.

PERSPECTIVE

The tendency is for investors to say, "I've lost X amount of dollars in this downturn." We see it in the press too -- by some accounts, stock market losses have erased more than $5 trillion of wealth. Certainly, this is dramatic, mind-boggling. But how much wealth was created in the last market cycle?

We believe it is important to keep a long-term perspective. We have always stressed that clients need to look at this as a 3-5 year investment, at a minimum. As bad as the current decline has been, remember that bear markets have always been followed by bull markets. The key question is when -- and we admit that we do not know the answer. We do believe, however, that you have to be there when the turn comes. To those who maintain there is no sense of urgency for investors to be involved in the market or for corporations to buy new products, we believe that there is never a sense of urgency until there is one.

Sincerely,

/s/ L.C. Kopp

LEE KOPP
President

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  JDS UNIPHASE CORPORATION (JDSU)
 2.  RATIONAL SOFTWARE CORPORATION (RATL)
 3.  MACROVISION CORPORATION (MVSN)
 4.  DMC STRATEX NETWORKS, INC. (STXN)
 5.  ADC TELECOMMUNICATIONS, INC. (ADCT)
 6.  MOLECULAR DEVICES CORPORATION (MDCC)
 7.  BIOSITE DIAGNOSTICS, INC. (BSTE)
 8.  TECHNE CORPORATION (TECH)
 9.  NEOSE TECHNOLOGIES, INC. (NTEC)
10.  COMPUTER NETWORK TECHNOLOGY CORPORATION
     (CMNT)

                               TOP ten INDUSTRIES
------------------------------------------------------
[PIE CHART]

                                                                          TOP TEN INDUSTRIES
                                                                          ------------------
Research Reagents/Instrumentation                                                 8.6%
Wireless                                                                          8.3
Semiconductor                                                                     8.3
Information Security                                                              8.0
Laser-Based Components & Subsystems                                               7.8
Telecommunication Equipment                                                       7.2
Software Applications                                                             6.6
Application Development Tools                                                     6.2
Therapeutics                                                                      4.5
Genomics                                                                          4.0
Other Common Stocks                                                              25.1
Cash & Equivalents                                                                5.4

Percentages represent market value as a percentage of total investments.
------------------------------------------------------

             It should not be assumed that our stock selections or
          investment philosophy will be profitable or will equal past performance. Small-cap stocks involve greater risks and
          volatility than those of larger, more established companies.
             Potential for profit involves possibility of loss. The
         President's Letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or
         accompanied by a prospectus. For more information on the Kopp
           Emerging Growth Fund, including charges and expenses, call
         1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

            The opinions in this letter are those of Kopp Investment
          Advisors, are subject to change without notice, and may not come to pass. The Fund should be used in a program of
             diversified investing and not as a complete investment
                                    program.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $640,127,029)                        $  583,576,852
  Investments in securities of
    affiliated issuers (cost
    $124,023,540)                            67,700,000
-------------------------------------------------------
Total investments in securities
  (cost $764,150,569)                       651,276,852
Receivable from capital shares sold           1,650,199
Income receivable                               136,647
Deferred organization expenses, net
  of accumulated amortization                    29,086
Prepaid expenses                                126,188
-------------------------------------------------------
Total Assets                                653,218,972
-------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed           1,897,600
Payable for securities purchased                428,906
Payable to Investment Advisor                   618,102
Payable for service fees                        403,609
Payable for distribution fees                   193,445
Payable to Affiliated Distributor               133,377
Accrued other expenses                          356,080
-------------------------------------------------------
Total Liabilities                             4,031,119
-------------------------------------------------------
NET ASSETS                               $  649,187,853
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      568,106
Paid-in-capital in excess of par            768,870,937
Accumulated undistributed net
  investment loss                            (6,889,270)
Distributions in excess of net
  realized gain on investments                 (488,203)
Unrealized net depreciation on
  securities                               (112,873,717)
-------------------------------------------------------
Total Net Assets                         $  649,187,853
-------------------------------------------------------
CLASS A
Net Assets                               $  539,481,990
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                47,271,394
Net asset value and redemption price
  per share                              $        11.41
-------------------------------------------------------
Maximum offering price per share
  (note 1)                               $        11.82
-------------------------------------------------------
CLASS C
Net Assets                               $   28,405,182
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 2,524,498
Net asset value and offering price
  per share (note 1)                     $        11.25
-------------------------------------------------------
CLASS I
Net Assets                               $   81,300,681
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 7,014,753
Net asset value, redemption price and
  offering price per share               $        11.59
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the six months ended March 31, 2001 (Unaudited)


-------------------------------------------------------
INVESTMENT INCOME
Interest                                  $   1,110,462
Dividends (net of withholding tax of
  $1,261)                                        18,005
-------------------------------------------------------
Total investment income                       1,128,467
-------------------------------------------------------
EXPENSES
Investment advisory fee                       5,182,937
Service fees -- Class A                       1,075,976
Service fees -- Class C                          49,381
12b-1 fees -- Class A                           430,390
12b-1 fees -- Class C                           148,141
Fund administration fees                        363,860
Transfer agent fees and expenses                326,702
Custody fees                                    150,732
Fund accounting fees                            108,848
Federal and state registration fees              57,464
Reports to shareholders                          32,284
Professional fees                                21,988
Directors' fees and expenses                     14,924
Amortization of deferred organization
  expenses                                        9,662
Other expenses                                   49,666
-------------------------------------------------------
Total expenses                                8,022,955
-------------------------------------------------------
NET INVESTMENT LOSS                          (6,894,488)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated
    issuers                                   1,087,035
  Net realized gain on investment
    transactions of affiliated issuers               --
Change in unrealized depreciation on
  investments                              (907,790,051)
-------------------------------------------------------
Net loss on investments                    (906,703,016)
-------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $(913,597,504)
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                               Six Months Ended      Year Ended
                                                                March 31, 2001     September 30,
                                                                 (Unaudited)            2000

-------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                             $   (6,894,488)    $  (15,749,611)
Net realized gain on investments                                     1,087,035        113,986,169
Change in unrealized appreciation (depreciation) on
  investments                                                     (907,790,051)       677,728,474
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      (913,597,504)       775,965,032
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain on investments:
  Class A                                                          (83,298,385)                --
  Class C                                                           (3,329,839)                --
  Class I                                                          (13,299,156)                --
-------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from distributions to
  shareholders                                                     (99,927,380)                --
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from shares sold                                      198,806,489        424,722,780
    Net asset value of shares issued from reinvestment of
     distributions                                                  77,293,123                 --
    Cost of shares redeemed                                        (96,008,817)      (290,148,800)
  Class C:
    Proceeds from shares sold                                       24,817,189         37,093,587
    Net asset value of shares issued from reinvestment of
     distributions                                                   2,922,014                 --
    Cost of shares redeemed                                         (5,104,961)        (2,737,928)
  Class I:
    Proceeds from shares sold                                        9,312,444         62,842,847
    Net asset value of shares issued from reinvestment of
     distributions                                                  13,298,095                 --
    Cost of shares redeemed                                         (8,604,289)       (32,929,972)
-------------------------------------------------------------------------------------------------
  Net increase resulting from capital share transactions           216,731,287        198,842,514
-------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (796,793,597)       974,807,546
-------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                              1,445,981,450        471,173,904
-------------------------------------------------------------------------------------------------
End of period                                                   $  649,187,853     $1,445,981,450
-------------------------------------------------------------------------------------------------


                     See Notes to the Financial Statements.

                    (This page is intentionally left blank.)

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                     Six Months
                                        Ended                                        Year Ended        Year Ended
                                      Mar. 31,                Year Ended             Sept. 30,         Sept. 30,
                                        2001                Sept. 30, 2000              1999              1998
                                     ----------             --------------           ----------        ----------
                                       Class A
                                     (Unaudited)               Class A                Class A           Class A
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
  period                                $30.78                    $11.89                $ 5.81            $10.00

-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                      (0.12)(3)                 (0.38)(2)             (0.14)(3)         (0.09)(3)
Net realized and unrealized gain
  (loss) on investments                 (17.16)                    19.27                  6.22             (4.10)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations        (17.28)                    18.89                  6.08             (4.19)

-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized
  gain                                   (2.09)                       --                    --                --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $11.41                    $30.78                $11.89             $5.81

-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)     $539,482                $1,201,524              $404,630          $216,533
Ratio of expenses to average net
  assets                                  1.57%(8)(13)              1.68%(4)(9)           1.50%(4)          1.50%(4)
Ratio of net investment loss to
  average net assets                     (1.35)%(8)(13)            (1.55)%(6)(9)         (1.44)%(6)        (1.30)%(6)
Portfolio turnover rate(10)               1.9%                     21.9%                 41.3%             19.7%
Total return(11)                        (59.82)%(12)              158.87%               104.65%           (41.90)%

-----------------------------------------------------------------------------------------------------------------

                                     Six Months
                                        Ended
                                      Mar. 31,
                                        2001
                                     ----------
                                       Class I
                                     (Unaudited)
-------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
  period                                $31.17
-------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                      (0.10)(3)
Net realized and unrealized gain
  (loss) on investments                 (17.39)
-------------------------------------------------------
Total from investment operations        (17.49)
-------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from net realized
  gain                                   (2.09)
-------------------------------------------------------
Net asset value, end of period          $11.59
-------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)      $81,301
Ratio of expenses to average net
  assets                                  1.22%(8)(13)
Ratio of net investment loss to
  average net assets                     (1.00)%(8)(13)
Portfolio turnover rate(10)               1.9%
Total return(11)                        (59.74)%(12)
-------------------------------------------------------

 (1) Commencement of operations for Class C.

 (2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.

 (3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

 (4) Absent voluntary fee waivers for the years ended September 30, 2000, 1999 and 1998, respectively, the ratios of expenses to average net assets would have been 1.69%, 1.79% and 1.96% for Class A and 1.34%, 1.40% and 1.65% for
     Class I. Included in these fee waivers, for the years ended September 30, 2000, 1999 and 1998, respectively, were 12b-1 fee waivers of 0.01%, 0.09% and 0.15% for Class A and 0.01%, 0.05% and 0.19% for Class I.

 (5) Absent voluntary fee waivers for the period ended February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C. No 12b-1 fee waivers are included in these fee waivers since Class C had already incurred its maximum 12b-1 and shareholder servicing fees.

 (6) Absent voluntary fee waivers for the years ended September 30, 2000, 1999 and 1998, respectively, the ratios of net investment loss to average net assets would have been (1.56)%, (1.73)% and (1.76)% for Class A and (1.21)%, (1.34)% and (1.45)% for Class I.

                                                          Six Months
Year Ended            Year Ended        Year Ended           Ended            Year Ended        Feb. 19, 1999(1)
Sept. 30,             Sept. 30,         Sept. 30,          Mar. 31,           Sept. 30,             through
   2000                  1999              1998              2001                2000            Sept. 30, 1999
----------            ----------        ----------        ----------          ----------        ----------------
                                                            Class C
 Class I               Class I           Class I          (Unaudited)          Class C              Class C
----------------------------------------------------------------------------------------------------------------
   $12.00               $ 5.84            $10.00             $30.49             $11.85               $ 8.09

----------------------------------------------------------------------------------------------------------------
    (0.30)(2)            (0.09)(3)         (0.06)(3)          (0.16)(3)          (0.60)(2)            (0.07)(3)
    19.47                 6.25             (4.10)            (16.99)             19.24                 3.83
----------------------------------------------------------------------------------------------------------------
    19.17                 6.16             (4.16)            (17.15)             18.64                 3.76

----------------------------------------------------------------------------------------------------------------
       --                   --                --              (2.09)                --                   --
----------------------------------------------------------------------------------------------------------------
   $31.17               $12.00             $5.84             $11.25             $30.49               $11.85

----------------------------------------------------------------------------------------------------------------
 $200,347              $64,653           $27,577            $28,405            $44,111               $1,891
     1.33%(4)(9)          1.15%(4)          1.15%(4)           2.22%(8)           2.33%(9)             2.15%(5)(8)
    (1.20)%(6)(9)        (1.09)%(6)        (0.95)%(6)         (2.00)%(8)         (2.20)%(9)           (2.09)%(7)(8)
    21.9%                41.3%             19.7%               1.9%              21.9%                41.3%
  159.75%               105.48%           (41.60)%           (59.97)%(12)       157.30%               46.48%(12)

----------------------------------------------------------------------------------------------------------------


 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) Annualized.

 (9) For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(11) Total return excludes sales charges.

(12) Not annualized.

(13) For the six months ended March 31, 2001, the ratio includes 12b-1 fee recovery of 0.02% for Class A and Class I.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2001 (Unaudited)

 Number of                                            Market
  Shares                                              Value

---------------------------------------------------------------
COMMON STOCK -- 94.9%
---------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 6.2%
  2,200,000   Rational Software Corporation        $ 39,050,000
    130,000   SERENA Software, Inc.                   1,186,250
---------------------------------------------------------------
                                                     40,236,250
---------------------------------------------------------------
ARTHROSCOPY -- 0.7%
    330,000   ArthroCare Corporation                  4,620,000
---------------------------------------------------------------
CARDIOVASCULAR -- 0.7%
    125,000   Zoll Medical Corporation                4,359,375
---------------------------------------------------------------
COMPUTER PERIPHERALS -- 0.1%
    200,000   SonicBlue Incorporated                    950,000
---------------------------------------------------------------
DATABASE & DATA WAREHOUSING -- 0.5%
    200,000   Cognos, Inc.(f)                         3,225,000
---------------------------------------------------------------
DIAGNOSTICS -- 3.6%
    540,000   Biosite Diagnostics, Inc.              20,250,000
    400,000   Cholestech Corporation                  1,925,000
    367,500   Quidel Corporation                      1,205,859
---------------------------------------------------------------
                                                     23,380,859
---------------------------------------------------------------
E-COMMERCE -- 0.4%
    200,000   ValueVision International,
               Inc. -- Class A                        2,787,500
---------------------------------------------------------------
ELECTRONIC COMPONENTS -- 1.6%
    400,000   Artesyn Technologies, Inc.              4,325,000
    175,000   Plexus Corp.                            4,484,375
    100,000   RadiSys Corporation                     1,700,000
---------------------------------------------------------------
                                                     10,509,375

 Number of                                            Market
  Shares                                              Value
---------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.1%
    295,000   ANSYS, Inc.                          $  3,724,375
    485,000   Applied Microsystems Corporation(#)     1,091,250
    310,000   Artisan Components, Inc.                2,247,500
---------------------------------------------------------------
                                                      7,063,125
---------------------------------------------------------------
GENOMICS -- 4.1%
    420,000   CuraGen Corporation                     9,843,750
    600,000   Gene Logic, Inc.                       10,050,000
    600,000   Sangamo BioSciences, Inc.               6,450,000
---------------------------------------------------------------
                                                     26,343,750
---------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 1.4%
    640,000   Adept Technology, Inc.(#)               8,960,000
---------------------------------------------------------------
INFORMATION SECURITY -- 8.0%
  2,750,000   Cylink Corporation(#)                   5,500,000
    550,000   Digimarc Corporation                    8,250,000
    880,000   Macrovision Corporation                38,335,000
---------------------------------------------------------------
                                                     52,085,000
---------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.2%
    260,000   eLoyalty Corporation                      633,750
    600,000   Lightbridge, Inc.                       6,862,500
    100,000   Norstan, Inc.                              93,750
---------------------------------------------------------------
                                                      7,590,000
---------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 7.8%
  2,622,000   JDS Uniphase Corporation               48,343,125
    630,000   Oplink Communications, Inc.             2,362,500
---------------------------------------------------------------
                                                     50,705,625

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2001 (Unaudited)

 Number of                                            Market
  Shares                                              Value
---------------------------------------------------------------
MACHINE VISION/INSPECTION -- 2.5%
    300,000   CyberOptics Corporation              $  3,150,000
    700,000   Zygo Corporation                       13,256,250
---------------------------------------------------------------
                                                     16,406,250
---------------------------------------------------------------
NETWORKING -- 2.5%
     60,000   Cisco Systems, Inc.                       948,750
  1,250,000   Computer Network Technology
               Corporation                           13,906,250
    107,500   Ezenia! Inc.                              147,813
    600,000   Larscom Incorporated -- Class A(#)      1,312,500
---------------------------------------------------------------
                                                     16,315,313
---------------------------------------------------------------
ORTHOPEDICS -- 0.3%
    430,000   Interpore International, Inc.           1,800,625
---------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 8.7%
    220,000   Caliper Technologies Corp.              3,547,500
    450,000   Molecular Devices Corporation          20,475,000
    750,000   Techne Corporation                     19,593,750
    540,000   Ventana Medical Systems, Inc.          12,555,000
---------------------------------------------------------------
                                                     56,171,250
---------------------------------------------------------------
SEMICAP EQUIPMENT -- 3.5%
    200,000   Brooks Automation, Inc.                 7,950,000
    199,394   MKS Instruments, Inc.                   3,730,662
     70,000   Trikon Technologies, Inc.                 708,750
    250,000   Veeco Instruments Inc.                 10,390,625
---------------------------------------------------------------
                                                     22,780,037

 Number of                                            Market
  Shares                                              Value
---------------------------------------------------------------
SEMICONDUCTOR -- 8.3%
    750,000   ANADIGICS, Inc.                      $  9,937,500
    500,000   Applied Micro Circuits Corporation      8,250,000
    440,000   Conexant Systems, Inc.                  3,932,500
    300,000   EMCORE Corporation                      7,518,750
    250,000   PMC-Sierra, Inc.                        6,185,000
    880,000   QuickLogic Corporation                  4,895,000
    550,000   Vitesse Semiconductor Corporation      13,096,875
---------------------------------------------------------------
                                                     53,815,625
---------------------------------------------------------------
SOFTWARE APPLICATIONS -- 6.6%
    360,000   Documentum, Inc.                        3,960,000
    395,000   Epicor Software Corporation               481,406
    300,000   FirePond, Inc.                            750,000
    625,000   HNC Software, Inc.                     10,976,563
    150,000   MapInfo Corporation                     2,662,500
    650,000   MRO Software, Inc.                      5,240,625
    450,000   PLATO Learning, Inc.(#)                 8,955,000
    520,000   Retek Inc.                              9,782,500
---------------------------------------------------------------
                                                     42,808,594
---------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 0.9%
    143,750   Galen Holdings PLC ADR*(f)              6,073,437
---------------------------------------------------------------
SYSTEM SOFTWARE -- 0.3%
    229,400   Concord Communications, Inc.            1,878,212
---------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 7.3%
  3,000,000   ADC Telecommunications, Inc.           25,500,000
    500,000   Advanced Fibre Communications, Inc.     7,156,250
    540,000   Tekelec                                 9,720,000
    100,000   Tellabs, Inc.                           4,068,750
    200,000   Tut Systems, Inc.                         621,875
---------------------------------------------------------------
                                                     47,066,875

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2001 (Unaudited)


 Number of                                            Market
  Shares                                              Value
---------------------------------------------------------------
TEST AND MEASUREMENT -- 2.1%
    800,000   LeCroy Corporation(#)                $ 13,650,000
---------------------------------------------------------------
THERAPEUTICS -- 4.5%
    300,000   ImClone Systems Incorporated            9,956,250
    700,000   Neose Technologies, Inc.(#)            17,150,000
    160,000   Symyx Technologies, Inc.                2,020,000
---------------------------------------------------------------
                                                     29,126,250
---------------------------------------------------------------
VOICE PROCESSING -- 1.7%
    765,000   AVT Corporation                         2,151,562
    435,000   Davox Corporation                       4,948,125
    400,000   Inter-Tel, Inc. (*)                     4,075,000
---------------------------------------------------------------
                                                     11,174,687
---------------------------------------------------------------
WIRELESS -- 8.3%
  3,150,000   DMC Stratex Networks, Inc.             26,145,000
    180,000   EMS Technologies, Inc.                  2,812,500
    765,000   Itron, Inc.                             9,084,375
    400,000   Proxim, Inc.                            4,025,000
    245,000   RF Monolithics, Inc.                      750,313
    900,000   Spectrian Corporation(#)               11,081,250
---------------------------------------------------------------
                                                     53,898,438
---------------------------------------------------------------
Total Common Stock (cost $728,655,169)              615,781,452

 Principal
 Amount or
 Number of                                            Market
  Shares                                              Value
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
---------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
$10,508,000   U.S. Bancorp, 5.25%, 4/2/01*         $ 10,508,000
---------------------------------------------------------------
INVESTMENT COMPANY -- 3.8%
 24,987,400   Firstar Institutional Money Market
               Fund*                                 24,987,400
---------------------------------------------------------------
Total Short-Term Investments (cost $35,495,400)      35,495,400
---------------------------------------------------------------
Total Investments -- 100.3% (cost $764,150,569)     651,276,852
---------------------------------------------------------------
Liabilities, less Other Assets -- (0.3)%            (2,088,999)
---------------------------------------------------------------
NET ASSETS -- 100.0%                               $649,187,853
---------------------------------------------------------------

* Income producing security.

f Foreign security.

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.

PLC  -- Public Limited Company

ADR -- American Depository Receipt

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $96,935. The Fund is amortizing these costs over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. Investments in Class A shares above $1 million are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions within the first 24 months and 0% thereafter. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is required.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to more closely present capital balances on a tax basis.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                               Class A             Class A
                           Six Months Ended       Year Ended
                            March 31, 2001    September 30, 2000
                           ----------------   ------------------
Shares sold                   10,122,649          16,867,114
Shares issued to holders
  from reinvestment of
  distributions                3,104,178                  --
Shares redeemed               (4,992,818)        (11,849,281)
----------------------------------------------------------------
Net increase                   8,234,009           5,017,833

                               Class C             Class C
                           Six Months Ended       Year Ended
                            March 31, 2001    September 30, 2000
                           ----------------   ------------------
Shares sold                   1,224,474           1,388,531
Shares issued to holders
  from reinvestment of
  distributions                 118,685                  --
Shares redeemed                (265,482)           (101,188)
----------------------------------------------------------------
Net increase                  1,077,677           1,287,343

                               Class I             Class I
                           Six Months Ended       Year Ended
                            March 31, 2001    September 30, 2000
                           ----------------   ------------------
Shares sold                     452,912            2,232,921
Shares issued to holders
  from reinvestment of
  distributions                 526,657                   --
Shares redeemed                (392,609)          (1,191,868)
----------------------------------------------------------------
Net increase                    586,960            1,041,053

4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended March 31, 2001, were $143,988,659 and $19,341,456, respectively. There were no purchases or sales of long-term U.S. government securities.

At March 31, 2001, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                              $ 187,269,016
Depreciation                               (300,283,300)
-------------------------------------------------------
Net unrealized depreciation on
  investments                             $(113,014,284)

At March 31, 2001, the cost of investments for federal income tax purposes was $764,291,136.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

Firstar Mutual Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of March 31, 2001, there were $743,605 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. During the six months ended March 31, 2001, the Distributor recovered $85,122 of unreimbursed distribution and shareholder servicing fees.

Distribution and shareholder servicing fees incurred by Class A shares for the six months ended March 31, 2001 were $430,390 and $1,075,976, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the six months ended March 31, 2001 were $37,815 and $94,539, respectively. The Fund was advised that the Distributor advanced $245,738 of distribution and shareholder servicing fees related to Class C shares for the six months ended March 31, 2001. Distribution and shareholder servicing fees incurred by Class C shares for the six months ended March 31, 2001 were $148,141 and $49,381, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the six months ended March 31, 2001 were $136,442 and $45,481, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $684,246 and contingent deferred sales charges on Class A and Class C shares of $37,772 and $16,172, respectively, for the six months ended March 31, 2001.

6. OTHER AFFILIATES*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of March 31, 2001 amounted to $67,700,000 representing 10.43% of net assets. Transactions during the six months ended March 31, 2001 in which the issuer was an "affiliated person" are as follows:

                                   Adept        Applied                      Larscom                        Neose         PLATO
                                Technology,   Microsystems     Cylink      Incorporated     LeCroy      Technologies,   Learning,
                                   Inc.       Corporation    Corporation     Class A      Corporation       Inc.           Inc.
                                -----------   ------------   -----------   ------------   -----------   -------------   ---------
September 30, 2000 Balance
 Shares                            640,000        440,000      2,750,000       600,000        750,000        700,000       375,000
 Cost                           $8,491,659     $2,687,479    $30,107,096    $6,333,903    $19,646,916    $26,216,574    $7,398,915
Gross Additions
 Shares                                 --         45,000             --            --         50,000             --        75,000
 Cost                           $       --     $  109,281    $        --    $       --    $   842,431    $        --    $1,344,934
Gross Deductions
 Shares                                 --             --             --            --             --             --            --
 Cost                           $       --     $       --    $        --    $       --    $        --    $        --    $       --
March 31, 2001 Balance
 Shares                            640,000        485,000      2,750,000       600,000        800,000        700,000       450,000
 Cost                           $8,491,659     $2,796,760    $30,107,096    $6,333,903    $20,489,347    $26,216,574    $8,743,849
----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss)            $        0     $        0    $         0    $        0    $         0    $         0    $        0
----------------------------------------------------------------------------------------------------------------------------------
Investment income               $        0     $        0    $         0    $        0    $         0    $         0    $        0
----------------------------------------------------------------------------------------------------------------------------------


                                 Spectrian
                                Corporation      Total
                                -----------      -----
September 30, 2000 Balance
 Shares                             750,000      7,005,000
 Cost                           $17,808,101   $118,690,643
Gross Additions
 Shares                             150,000        320,000
 Cost                           $ 3,036,251   $  5,332,897
Gross Deductions
 Shares                                  --             --
 Cost                           $        --   $         --
March 31, 2001 Balance
 Shares                             900,000      7,325,000
 Cost                           $20,844,352   $124,023,540
----------------------------------------------------------
Realized gain (loss)            $         0   $          0
----------------------------------------------------------
Investment income               $         0   $          0
----------------------------------------------------------

* As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the listing of these companies is an admission that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

7. BANK BORROWING

The Fund has a $50,000,000 secured line of credit with Firstar Bank, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the six months ended March 31, 2001, the Fund did not draw upon the line of credit.

8. CHANGE OF AUDITORS

On May 14, 2001, the Board of Directors ratified the termination of KPMG LLP as the Fund's independent accountants. For the years ended September 30, 1998 through September 30, 2000, KPMG LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and KPMG LLP prior to their termination. The Board of Directors approved the termination of KPMG LLP and the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants.

                    (This page is intentionally left blank.)

                    (This page is intentionally left blank.)

[KOPP LOGO]

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                     SEMI-ANNUAL REPORT 2001

FIRSTAR MUTUAL FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o Firstar Mutual Fund      c/o Firstar Mutual Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

FIRSTAR BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds is distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.

(C)2001 Kopp Investment Advisors, Inc.